Exhibit 99.1

FOR IMMEDIATE RELEASE	For Further Information:
Jill Peters, Investor Relations Contact
(310) 893-7456 or investorrelations@kbhome.com

KB HOME ANNOUNCES INCREASE IN REVOLVING CREDIT FACILITY
TO $800 MILLION AND EXTENSION OF MATURITY DATE

LOS ANGELES (October 8, 2019) - KB Home (NYSE: KBH) today announced it has completed an amendment to its revolving credit facility, increasing the borrowing capacity to $800 million from $500 million and extending the maturity date to October 2023 from July 2021. The borrowing capacity can be further increased to $1 billion, subject to additional lender commitments.

“Over the past two years since we last increased our credit facility, we have demonstrated strong execution under our Returns-Focused Growth Plan and improved our key financial performance metrics, including revenues, housing gross profit margin, diluted earnings per share and our debt to capital ratio. This performance enabled us to significantly expand our credit facility again, which we expect will enhance the flexibility of our capital structure, allowing us to productively deploy excess cash while meeting short-term capital needs,” said Jeffrey Mezger, chairman, president and chief executive officer. “We appreciate the support of our banking partners and their confidence in our business.”

Citibank, N.A. is serving as the Administrative Agent and is a lender.  Joint Lead Arrangers and Joint Bookrunners are Citibank, N.A., BofA Securities, Inc., Bank of the West, Credit Suisse Securities (USA), LLC, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC. Syndication Agents are Bank of America, N.A., Bank of the West, Credit Suisse AG, Cayman Islands Branch, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A., certain of which are also lenders. Additional lenders with commitments under the amended credit facility are Deutsche Bank AG New York Branch, Fifth Third Bank, Texas Capital Bank, N.A., BMO Harris Bank N.A., CIBC Bank USA, MUFG Union Bank, N.A., Regions Bank, and Zions Bancorporation, N.A. dba California Bank & Trust.

About KB Home
KB Home (NYSE: KBH) is one of the largest and most recognized homebuilders in the United States and has been building quality homes for over 60 years. Today, KB Home operates in 38 markets across eight states, serving a wide array of buyer groups. What sets us apart is giving our customers the ability to personalize their homes from homesites and floor plans to cabinets and countertops, at a price that fits their needs. And as the first builder ever to make every home we build ENERGY STAR® certified, KB Home is able to not only design thoughtful living spaces but ones that lower the cost of homeownership. We also work with our customers every step of the way, building strong personal relationships so they have a real partner in the homebuying process and the experience is as simple and easy as possible. Learn more about how we build homes built on relationships by visiting kbhome.com.

Forward-Looking and Cautionary Statements
Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance. We do not have a specific policy or intent of updating or revising forward-looking statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; population growth, household formations and demographic trends; conditions in the capital, credit and financial markets; our ability to access external financing sources and raise capital through the issuance of common stock, debt or other securities, and/or project financing, on favorable terms; the execution of any share repurchases pursuant to our board of directors’ authorization; material and trade costs and availability; changes in interest rates; our debt level, including our ratio of debt to capital, and our ability to adjust our debt level and maturity schedule; our compliance with the terms of our revolving credit facility; volatility in the market price of our common stock; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition from other sellers of new and resale homes; weather events, significant natural disasters and other climate and environmental factors; any failure of lawmakers to agree on a budget or appropriation legislation to fund the federal government’s operations, and financial markets’ and businesses’ reactions to that failure; government actions, policies, programs and regulations directed at or affecting the housing market (including the Tax Cuts and Jobs Act (“TCJA”), the Dodd-Frank Act, tax benefits associated with purchasing and owning a home, and the standards, fees and size limits applicable to the purchase or insuring of mortgage loans by government-sponsored enterprises and government agencies), the homebuilding industry, or construction activities; changes in existing tax laws or enacted corporate income tax rates, including those resulting from regulatory guidance and interpretations issued with respect to the TCJA; changes in U.S. trade policies, including the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; the adoption of new or amended financial accounting standards, including revenue recognition (ASC 606) and lease accounting standards, and the guidance and/or interpretations with respect thereto; the availability and cost of land in desirable areas and our ability to timely develop acquired land parcels and open new home communities; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred; costs and/or charges arising from regulatory compliance requirements or from legal, arbitral or regulatory proceedings, investigations, claims or settlements, including unfavorable outcomes in any such matters resulting in actual or potential monetary damage awards, penalties, fines or other direct or indirect payments, or injunctions, consent decrees or other voluntary or involuntary restrictions or adjustments to our business operations or practices that are beyond our current expectations and/or accruals; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives related to our product, geographic and market positioning, gaining share and scale in our served markets and in entering into new markets; our operational and investment concentration in markets in California; consumer interest in our new home communities and products, particularly from first-time homebuyers and higher-income consumers; our ability to generate orders and convert our backlog of orders to home deliveries and revenues, particularly in key markets in California; our ability to successfully implement our Returns-Focused Growth Plan and achieve the associated revenue, margin, profitability, cash flow, community reactivation, land sales, business growth, asset efficiency, return on invested capital, return on equity, debt to capital ratio and other financial and operational targets and objectives; income tax expense volatility related to stock-based compensation; the ability of our homebuyers to obtain residential mortgage loans and mortgage banking services; the performance of mortgage lenders to our homebuyers; the performance of KBHS Home Loans, LLC, our mortgage banking joint venture with Stearns Ventures, LLC; the process and outcome of the voluntary bankruptcy filing involving Stearns Ventures, LLC; information technology failures and data security breaches; and other events outside of our control. Please see our periodic reports and other filings with the Securities and Exchange Commission for a further discussion of these and other risks and uncertainties applicable to our business.
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